UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2017

ORION GROUP HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12000 Aerospace Suite 300
Houston, Texas 77034
(Address of principal executive offices)

(713) 852-6500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 4.01 Changes in Registrant's Certifying Accountant

Item 9.01 Financial Statements and Exhibits

SIGNATURE

EXHIBITS INDEX

Item 4.01    Changes in Registrant's Certifying Accountant

(a) Dismissal of independent registered public accounting firm.
The Audit Committee (the “Committee”) of the Board of Directors of Orion Group Holdings, Inc. (the “Company”) chose not to retain Ernst & Young LLP (“EY”) services as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017. EY has served in the capacity of the Company's independent registered public accounting firm since May 19, 2016. On April 3, 2017, with the approval of the Committee, the Company notified EY of its dismissal as the Company's independent registered public accounting firm.
The reports of EY on the Company’s consolidated financial statements for the fiscal year ended December 31, 2016 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audit of the Company's consolidated financial statements for the fiscal year ended December 31, 2016 there were no disagreements with EY on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of EY, would have caused EY to make reference to the matter in their report. There were no "reportable events" (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the fiscal year ended December 31, 2016.
The Company provided EY with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission ("SEC") and requested that EY furnish it with a letter addressed to the SEC stating whether it agrees with the above statements in Item 4.01(a). A copy of EY’s letter, dated April 5, 2017, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
(b) Appointment of new independent registered public accounting firm.
On March 30, 2017, the Committee recommended the appointment of KPMG, LLP ("KPMG") as the Company’s new independent registered public accounting firm commencing with the quarter ending March 31, 2017 and for the fiscal year ending December 31, 2017.
In connection with the Company's appointment of KPMG as the Company's independent registered public accounting firm, the Company has not consulted with KPMG on any matter relating to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements; or (ii) any matter that was the subject of a "disagreement" (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01    Financial Statements and Exhibits

Exhibit:

16.1    Letter to Securities and Exchange Commission from Ernst & Young LLP dated April 5, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Group Holdings, Inc.
Dated: April 5, 2017	By:	/s/ Christopher J. DeAlmeida
Vice President & Chief Financial Officer

EXHIBITS INDEX

Exhibit No.	Description
16.1	Letter to the Securities and Exchange Commission from Ernst & Young LLP dated April 5, 2017.